                                                                    EXHIBIT 10.2

                         MERIDIAN POINT REALTY TRUST '83

                            INDEMNITY TRUST AGREEMENT

                  This Indemnity Trust Agreement ("Agreement") is made and entered into as of this 2nd day of September, 1998, by and between Meridian Point Realty Trust '83, a California business trust (the "Company"), and U.S. Trust Company, N.A., a national banking association (the "Trustee").

                  A. In order to attract qualified persons to serve as trustees and officers, (i) the Company has secured a policy of D&O insurance which provides insurance protection to its trustees and officers against certain, but not all, liabilities which may be incurred by them on account of their service to the Company, (ii) the Company's Declaration of Trust (as defined below) contains certain exculpation and indemnification provisions for the benefit of the Company's trustees and officers, and (iii) the Company has entered into Indemnity Agreements identified on EXHIBIT "A" hereto with those currently serving as trustees providing for indemnification of such trustees to the full extent authorized or permitted by the Declaration of Trust or by statute and in the event they are made a party to any proceeding by reason of serving as a trustee or officer of the Company.

                  B. On June 12, 1998, Turkey Vulture Fund XIII, Ltd., a shareholder of the Company, filed a complaint (the "Action") in the California Superior Court in San Francisco (Case No. 995738) against the trustees of the Company claiming that they breached their fiduciary duty to the plaintiff by allegedly failing to preserve the Company's legal status as a "real estate investment trust" for federal tax purposes.

                  C. The Company is proceeding with plans to call and hold an annual meeting of its shareholders to consider and vote on, among other things, the election of trustees and the approval and adoption of a plan of complete liquidation and dissolution of the Company.

                  D. The Company believes it desirable to create a trust fund to secure its obligations to its trustees and officers to satisfy indemnity claims and to advance expenses under the Declaration of Trust and Indemnity Agreements by virtue of the Action or otherwise.

                  E. Those currently serving as trustees and officers of the Company have each delivered to the Company an undertaking, as required by the Declaration of Trust and Indemnity Agreements, to repay the amount of any expenses so advanced if it shall be determined ultimately that he or she is not entitled to indemnification therefor.

                  F. The Trustee is willing to hold, manage and distribute that trust fund upon all of the terms and conditions set forth in this Agreement.

                                   AGREEMENT

     Based upon the foregoing, and in consideration of the mutual covenants set forth in this Agreement, the Trustee accepts the Trust (as defined below) created hereby and agrees to hold all property which it may receive in trust for the purposes and on the terms and conditions set forth herein, and the parties hereto hereby agree, for the express benefit of the Agents (as defined below), as follows:

     1. DEFINITIONS. As used in this Agreement:

     1.1 "Agent" or "Agents" shall mean those trustees and officers of the Company listed on EXHIBIT "B" hereto and their respective spouses, successors, heirs, executors, administrators, estates, legal representatives and assigns, Any individual who is an Agent shall remain an Agent for the purposes of this Agreement during the term hereof despite his or her resignation, removal or other failure to continue in any capacity with the Company, and no person shall be removed from such list of Agents without that person's written consent.

     1.2 "Assets" shall mean the cash, securities and other investments from time to time held in the Trust.

     1.3 "Company" shall mean Meridian Point Realty Trust '83 and any successor to the Company or substantially all of its business and operations.

     1.4 "Declaration of Trust" shall mean the Amended and Restated Declaration of Trust of the Company filed May 12, 1992, together with the First and Second Amendments thereto.

     1.5 "Designated Agent" shall mean Lorraine 0. Legg or such other Agent as shall be designated from time to time by 66 2/3% of the Agents by notice to the Trustee.

     1.6 "Expenses" shall mean any and all costs and expenses (including attorneys' and expert witnesses' fees and disbursements), judgments, fines and amounts paid in settlement in connection with any existing or threatened action, suit or proceeding for which the Agents may be entitled to indemnification under the Declaration of Trust or the Indemnity Agreements.

     1.7 "Indemnity Agreements" shall mean those Indemnity Agreements identified on EXHIBIT "A" hereto.

     1.8 "Trust" shall mean the trust account established hereunder, adjusted from time to time for permissible additions and charges hereunder.

2.   THE TRUST.

     2.1 INITIAL DEPOSIT. Concurrently with the execution of this Agreement, the Company has delivered to the Trustee cash in the amount of $350,000, receipt of which is hereby acknowledged by the Trustee, which the Trustee shall promptly deposit in a special trust account


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which has been established by the Trustee for the sole benefit of the Agents and the Company under the name the "Meridian Indemnity Trust".

     2.2 ADDITIONAL DEPOSITS. After the date hereof, the Company shall promptly deposit additional cash and/or securities upon the written request of 66 2/3% of the Agents. The Trustee shall have no duty or obligation whatsoever to ensure that the Company complies with its obligations under this, Section 2.2.

     2.3 DIRECTION OF INVESTMENT. The Assets shall be invested and reinvested by the Trustee in United States Treasury bills having a maturity of 30 days or less ("30-Day Treasuries"), and all interest, income and profit shall be added to and become a part of the Trust, and all brokers' commissions, fees, expenses and losses, if any, relating thereto shall be charged against the Trust. In the event that 30-Day Treasuries have matured, and the Assets invested in such matured 30-Day Treasuries cannot immediately be reinvested in 30-Day Treasuries, the Trustee shall place any such Assets in a money market account pending reinvestment. Notwithstanding any provision to the contrary in this Section 2.3, the Trustee is hereby directed to hold uninvested such monies or to liquidate and/or sell such Assets as the Trustee, in its sole discretion, considers necessary to meet anticipated and imminent disbursements, including any payments pursuant to Sections 3 or 5.3 hereof, without regard to any penalty or loss incur-red as a result of liquidation prior ' r to the maturity or sale of such Assets. To the extent the Trustee is uncertain as to the appropriate action to be taken in regard to the investment of the Assets, the Trustee shall be permitted to accept instructions in that regard from the Designated Agent. The Trustee shall not be liable or responsible for making any investment authorized by the provisions of this Agreement, in the manner provided in this Agreement or omitting to make any investment not authorized by this Agreement, or for any loss resulting from any such investment so made or omission to so make. The Trustee may deem investments directed by the Designated Agent to be appropriate investments without independent investigation thereof.

     2.4 SUMMARY OF ACTIVITY; ACCESS TO BOOKS AND RECORDS. The Trustee shall, from time to time upon the request of the Company, but not less often than monthly, furnish the Company and the Agents with a summary of all activity relating to the Trust; and if so requested by the Company, the Trustee shall permit the Company or its authorized representatives (including without limitation its independent public accountants) to access to its books and records relating to the Trust for the purpose of auditing the Trust and the activities therein.

     2.5 TAXES. Unless the Company elects to prepare and file the tax returns of the Trust and timely notifies the Trustee in writing of its election to do so, the Trustee shall prepare and file the tax returns of the Trust. T he amounts, if any, due in respect of taxes shall be determined by the Company if the Company elects to prepare the tax returns and gives timely written notice to the Trustee, and otherwise shall be determined by the Trustee. Any and all amounts due in respect of taxes shall be shall be paid by the Trustee out of the Assets of the Trust.

3.   USE OF THE TRUST.

     3.1 REQUEST FOR ADVANCEMENT OR REIMBURSEMENT OF EXPENSES. If, during the term of this Agreement, any Agent becomes entitled to advancement or reimbursement of Expenses pursuant to the Declaration of Trust or the Indemnity Agreements between the


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Company and that Agent, the Agent shall submit to the Trustee, with a copy to the Company, a request for withdrawal from the Trust substantially in the form of EXHIBIT "C" hereto. Any Agent may also submit to the Trustee, with a copy to the Company, authorization for his or her counsel to submit to the Trustee requests for withdrawal from the Trust on his or her behalf substantially in the form of EXHIBIT "D" hereto. Any requests for withdrawal submitted by counsel shall be in the form of a letter on the letterhead of such counsel indicating the amount of the withdrawal requested and the Agents for whom the services were rendered. The Trustee shall, at the request of any one or more of the Agents or their counsel, subject to the provisions of Section 3.2 hereof, provide funds to or for the benefit of that Agent for the payment of the Expenses incurred by that Agent. (An amount shall be deemed to be paid to or on behalf of an Agent if it is paid to the Agent or to his or her counsel, expert witness or other provider of services to the Agent as reflected on bills accompanying the Request or submitted by counsel and shall include the Agent's pro rata share of amounts paid to counsel, expert witness or other provider of services to more than one Agent or in respect of bills rendered thereby.) The Trustee shall be under no duty or obligation to determine whether an Agent is entitled to indemnification under the Declaration of Trust of the Indemnity Agreements or to take any-action to obtain reimbursement to the Trust if such reimbursement is required.

     3.2 PAYMENT BY THE TRUSTEE. Upon receipt by the Trustee of a request for withdrawal submitted in accordance with the requirements herein, the Trustee shall pay such bill(s) within 15 calendar days after receipt of the request and shall charge the Trust for the amount thereof, provided, however, that if the request for withdrawal is being submitted by counsel on behalf of an Agent or Agents, the Designated Agent shall acknowledge his or her approval thereof before payment shall be made by the Trustee. The Trustee may conclusively rely on the representations of the Agent or his or her counsel set forth in the request and shall not be liable to any party for acting upon such reliance. Requests shall be paid by the Trustee in the order received; provided, however, that, if the Trustee does not have sufficient funds in the Trust to satisfy in full a request or all requests received on the same day, the Trustee shall make pro rata payments (of the same percentage of each request) to the Agents who have made such requests or on whose behalf such requests have been made after deducting from the Trust any amounts chargeable under Section 5.3 hereof, If the Company makes additional deposits to the Trust after the Trustee has made such pro rata payments, the Trustee shall continue to make payments to Agents in accordance with the preceding sentence unfit any such partially paid requests have been satisfied, and thereafter to satisfy subsequent requests.

     3.3 USE OF ASSETS. The Assets in the Trust shall not be used for any purpose other than (i) investment, as provided in Section 2.3 hereof, (ii) payment of Expenses, as provided in Section 3 hereof, and (iii) payment of the Trustee's compensation expenses and certain taxes in accordance with Section 5.3 hereof.

     3.4 DISPUTE BETWEEN AGENT AND COMPANY. The right of any Agent to demand and receive payments from the Trustee shall not be affected or diminished in any way by the existence of any dispute between the Agent and the Company, and the Trustee shall be entitled to rely upon the simple request of the Agent or his or her counsel pursuant to Section 3 hereof in making distributions from the Trust. The Trustee shall have no responsibility to inquire into. the accuracy or truthfulness of any such request. Distributions shall be made by the Trustee notwithstanding any notice or demand by or on behalf of the Company that the distribution should not be made, whether based on the Company's claim that any Agent. is not entitled to all or part of the amount of the distribution or otherwise. The Trustee shall have no responsibility or liability to the Company for making any payment despite having received any such notice or demand by or on behalf of the Company or otherwise.

     4. TERM AND TERMINATION.

     4.1 TERM. This Agreement shall become effective upon the date of its execution and shall exist until terminated in accordance with Section 4.2 hereof. The Company may under no circumstances withdraw, or cause the Trustee to withdraw, amounts from the Trust prior to termination.

     4.2 TERMINATION. Notwithstanding Section 4.1 hereof, this Agreement shall terminate on the first to occur of the following: (i) the date upon which the Assets in the 30 days following receipt by the Trust have an aggregate value of $ 10,000 or less; or (ii) 30 days following receipt by the Trustee of the following documentation: (a) written notice by the. Company (executed by either the President or a Vice President and either the Secretary or an Assistant Secretary of the Company) to the Trustee and all Agents of the Company's determination to terminate this Agreement, accompanied by a certified copy of the resolution of the Board of Directors of the Company authorizing such termination; (b) written consent to terminate this Agreement executed by all the Agents and (c) a written representation that the Company is-not aware of any facts, or any pending or threatened claim or action, the existence of which would preclude the Company from terminating this Agreement pursuant to this
Section 4.2 certified to be accurate by either the President or a Vice President and either the Secretary or an Assistant Secretary of the Company. The Trustee shall have no obligation to determine whether the representations contained in the documentation required to be presented to it hereunder are truthful and accurate and may rely, and shall be protected in relying, on any instrument reasonably believed to be genuine and to have been signed by the proper party or parties, unless the Trustee shall have received written notification of facts to the contrary. So long as the Trustee has not received any such written notification, the Trustee shall not be liable to any party, including but not limited to the Agents, or any of them, for disbursing the Assets to the Company upon receipt of and such reasonable reliance upon the documentation required by this Section 4.2. Notwithstanding the foregoing, the Company shall not have the right to terminate this Agreement if (i) any claim or claims covered by the Declaration of Trust, the Indemnity Agreements or this Agreement shall have been made against the Agents, or any of them, (ii) the Company or the Agents, or any of them, shall have received notice (written or oral) from any party that such party intends to assert a claim holding the Agents, or any of them, responsible for any alleged act or omission by the Agents, or any of them, which claim, if made, would be covered by the Declaration of Trust, the Indemnity Agreements or this Agreement, or (iii) the Company or the Agents, or any of them, shall be aware of any facts which may subsequently give rise to a claim against the Agents, or any of them, covered by the Declaration of Trust or the Indemnity Agreements, until any such claim, asserted claim or facts have been resolved to the satisfaction of the Agents. If the Company, by written notice to the Trustee executed by the President of the Company, shall have irrevocably elected to waive its right to terminate this Agreement or withdraw amounts from the Trust prior to a specified date, however, the Company may not terminate this Agreement or withdraw amounts from the Trust prior to such date.

     4.3 DISTRIBUTION ON TERMINATION. When this Trust is terminated in accordance with Section 4 hereof, the Trustee shall distribute the Assets in the Trust to the Company or its order, after payment of any outstanding requests for withdrawal under Section 3 hereof or any deductions required or authorized by
Section 5.3 hereof.

     5.  THE TRUSTEE.

     5.1 THE TRUSTEE'S DUTIES AND LIABILITIES.

                    5.1.1 This Agreement expressly sets forth all the duties of the Trustee with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall not be liable for any loss sustained by the Trust by reason of the purchase, retention, sale or exchange of any investment, and the Trustee shall incur no liability with respect thereto except for its willful misconduct or gross negligence as long as the Trustee has acted in accordance with the terms and the conditions of this Agreement. The Trustee shall not be under any duty to give the Assets held by it hereunder any greater degree of care than it gives its own similar property.

                    5.1.2 The Trustee shall not be called upon to advise any party as to the wisdom of selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

                    5.1.3 The Trustee makes no representation as to the validity, value, genuineness or collectibility of any security or other documents or instrument held by or delivered to it.

                    5.1.4 The Trustee shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Trustee may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

          5.2 INDEMNIFICATION OF THE TRUSTEE. The Trustee shall not be liable for any action taken or omitted by it in good faith and believed to be authorized hereby or within the rights or powers conferred upon it hereunder, or taken or omitted by it in accordance with advice of counsel (which counsel may be of the Trustee's own choosing) that such action or omission is authorized hereby or within the rights or powers of the Trustee hereunder, and shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind -unless caused by willful misconduct or gross negligence. The Company agrees to indemnify, defend and hold harmless the Trustee, in its individual and fiduciary capacity, and its respective agents, servants, employees, trustees, stockholders, representatives, assigns and affiliates against any and all liabilities, losses, claims, expenses (including reasonable attorneys' fees) and damages incurred by it hereunder, except for liabilities, losses, claims, expenses and damages incurred by the Trustee , resulting from its own willful misconduct or gross negligence, provided that the Trustee has acted in accordance with the terms and the conditions of this Agreement. The indemnities contained in this Section 5.2 shall be applicable whether or not the Trustee is then serving as the Trustee and shall survive termination of the Trust.

          5.3 EXPENSES AND COMPENSATION. The Trustee shall pay from the Trust, to the extent not paid by the Company, within 30 days after an invoice therefor has been presented to the Company by the Trustee, (i) the Trustee's reasonable expenses of administration of the Trust, including reasonable compensation of counsel and any agents engaged by the Trustee to assist in such administration, and (ii) any taxes the Company has failed to pay pursuant to Section 2.5 hereof. The Trustee shall be entitled to compensation for its services and reimbursement for its costs in accordance with the provisions set forth on EXHIBIT "E" hereto. The Trustee shall have a lien on the Trust for such compensation and expenses until paid.

          5.4 SETTLEMENT OF ACCOUNTS OF THE TRUSTEE. The Trustee shall keep full accounts of all receipts and disbursements. Within 90 days after the close of each year, or any termination of the duties of the Trustee, the Trustee shall prepare, sign and submit in duplicate to the Company, with a copy to each Agent, an accounting as the Trustee hereunder.

          5.5 POWERS OF THE TRUSTEE. Unless otherwise limited by the terms of this Agreement, the Trustee shall have, with respect to any property at any time held by it and constituting part of the Trust, such powers as may be granted to a trustee under California law.

          5.6 ADMINISTRATIVE POWERS OF THE TRUSTEE. The Trustee shall have the power, subject to Section 2.3 hereof, to do any of the following:

                    5.6.1 To cause any investment to be registered and held in the name of one or more of its nominees, or one or more nominees of any system for the central handling of securities, without increase or decrease of liability;

                    5.6.2 To receive any and all money and other property due to the Trust and to give full discharge therefor; and

                    5.6.3 To hold uninvested, without liability for interest thereon, such monies received by the Trustee as the Trustee considers necessary to meet anticipated and imminent disbursements.

          5.7       RESIGNATION OR REMOVAL OF THE TRUSTEE.

                    5.7. 1 Resignation of the Trustee. The Trustee may resign at any time by delivering a written notice of resignation to the Company and to the Agents. resignation shall take effect on the date set forth in such notice, which shall be no earlier than 60 days from the date of such delivery to the Company unless a shorter time has been agreed upon in writing by the Trustee and the Company; provided that a successor trustee has been appointed pursuant to Section 5.7.2 or
          Section 5.7.4 hereof.

                    5.7.2 Appointment of Successor Trustee. In the event of the Company's receipt of notice of resignation by the Trustee pursuant to Section 5.7.1 hereof, a successor trustee shall be appointed by 66 2/3% of the Agents within 30, days after such notice has been given. The appointment of a successor trustee shall be effective upon the later of (1) the date set forth as the effective date of such appointment in an agreement supplementary hereto to assume any and all of the obligations of the Trustee hereunder, and (ii) the date of delivery to the Trustee of a copy of such -agreement so executed.

                    5.7.3 Successor Trustee. Upon the effective date of the appointment of a successor trustee, the successor trustee, for all purposes, shall be deemed to be the "Trustee" hereunder and all the provisions of this Agreement shall relate to each successor with the same force and effect as if such successor had been originally named as the Trustee hereunder.

                    5.7.4 Petition to Court. If a successor trustee is not appointed within 30 days after the Trustee gives notice of resignation pursuant to Section 5.7.1 hereof, which appointment shall become effective not later than the date of resignation of the Trustee as set forth in the Trustee's notice of resignation, the Trustee, at the expense of the Trust, may petition the court; pursuant to California Probate Code Section 15640, to resign and the Trustee or any Agent may petition the court, at the expense of the Trust, pursuant to California Probate Code Section 17200, for appointment of a successor trustee.

                    5.7.5 Transfer of Trust. Upon the effective date of the appointment of a successor trustee pursuant to Section 5.7.2 hereof, the Trustee shall promptly transfer all Assets in the Trust (less any amounts due to the Trustee pursuant to Section 5.3 hereof) to the successor trustee to-be held under and pursuant to the terms and conditions of an agreement supplementary hereto or in the form hereof to assume any and all of the obligations of the Trustee hereunder.

          6. MISCELLANEOUS.

          6.1 NOTICES. All notices, requests, demands, waivers, instructions a and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when personally delivered or two business days after being deposited in the U.S. mail, registered or certified, return receipt requested, with postage prepaid and addressed as follows to the party to whom the notice, request, demand, waiver, instruction or other communication is to be given, or at such other address as that party shall designate by notice to the other parties in accordance with this Section:

                        To the Company:

                        Meridian Point Realty Trust '83
                        655 Montgomery Street, Suite 800
                        San Francisco, CA 94111
                        Attention: President

                        To the Trustee:

                        U.S. Trust Company, N.A.
                        515 S. Flower Street, Suite 2700
                        Los Angeles, California 90071-2291
                        Attention: Ms. Sandra H. Leess, Senior Vice President

                        To an Agent:

                        At the address set forth in EXHIBIT "B" hereto, as amended from time to time by notice to the Trustee by the Agent.

          6.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

          6.3 SUCCESSORS AND ASSIGNS. This Agreement shall, subject to other provisions hereof restricting assignment or delegation, be binding upon and inure to the benefit of the parties hereto, their respective spouses, successors, heirs,. executors, administrators, estates, legal representatives and assigns. For purposes of this Agreement, all of the spouses, successors, heirs, executors, administrators, estates, legal representatives and assigns of any Agent shall collectively constitute a single Agent.

          6.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, and by each party on separate counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

          6.5 HEADINGS. Titles and headings to sections herein are for purposes of reference only and shall in no way limit, define or otherwise affect the interpretation of the provisions hereof.

          6.6 IRREVOCABILITY OF TRUST; AMENDMENT. The Trust created by this Agreement shall be irrevocable and shall not be revoked or terminated by the Company or any person other than as specifically provided in Section 4 nor shall it be amended, modified or supplemented except by an agreement in writing, signed by the Company and the Trustee and approved in writing by all of the Agents.

          6.7 AGREEMENT FOR THE EXPRESS BENEFIT OF AGENTS. This Agreement has been executed for the express benefit of the Agents and, to the maximum extent permissible by law, none of the Assets in the Trust shall be attachable or chargeable for the individual debts or obligations of the Company or any of the Agents.

          6.8 ENTIRE AGREEMENT. This Agreement (together with the Declaration of Trust and Indemnity Agreements) constitutes and embodies the entire understanding and agreement of the parties hereto relating to the subject matter hereof and there are no other agreements or understandings, written or oral, in effect between the parties relating. to such subject matter except as expressly referred to herein.

          6.9 ARBITRATION. Any claim or dispute arising out of or relating to this Agreement, or the construction, interpretation or breach hereof, shall be submitted to arbitration in San Francisco, California, in accordance with the provisions and procedures of the American Arbitration Association and, to the extent permissible by law, the parties shall be bound by the results thereof; provided, however, that the Trustee shall have no obligation to initiate any such proceeding. Judgment upon any award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

                  IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date and year first above written.

                              MERIDIAN POINT REALTY TRUST '83

                              By: __________________________
                              Name: Lorraine O. Legg
                              Title: President and Chief Executive Officer

                              U.S. TRUST COMPANY, N.A.

                              By: _________________________
                              Name: Sandra H. Leess
                              Title: Senior Vice President

                                   EXHIBIT "A"

                          LIST OF INDEMNITY AGREEMENTS
                          ----------------------------

Indemnity Agreement dated April 8, 1988, between Sierra Real Estate Equity Trust '83 and Herbert E. Stansbury, Jr.

Indemnity Agreement dated as of January 30, 1992, effective as of June 6, 1991, between Meridian Point Realty Trust '83 and James M. Pollak.

Indemnity Agreement dated as of June 3, 1994, between Meridian Point Realty Trust '83 and Peter O. Hanson.

Indemnity Agreement dated as of March 4, 1993, between Meridian Point Realty Trust '83 and Robert E. Morgan.

Indemnity Agreement dated as of October 29, 1993, between Meridian Point Realty Trust '83 and Lorraine O. Legg.

                                   EXHIBIT "B"

                                 LIST OF AGENTS
                                 --------------

Peter O. Hanson, Trustee
235 Moore Street
Hackensack, NJ 07601

Lorraine O. Legg, President, Chief Executive
Officer and Trustee
Meridian Point Realty Trust '83
655 Montgomery Street, Suite 800
San Francisco, California 94111

Robert E. Morgan, Trustee
7 San Sebastian
Newport Beach, CA 92660

James M. Pollak, Trustee
Post Office Box 1308
Ennis, MT 59729

Herbert E. Stansbury, Jr.
11 LaSalle Avenue
Piedmont, CA 94611

John E. Castello, Executive Vice President,
Chief Financial Officer and Secretary
Meridian Point Realty Trust '83
655 Montgomery Street, Suite 800
San Francisco, California 94111

                                   EXHIBIT "C"

                         FORM OF REQUEST FOR WITHDRAWAL

U.S. Trust Company, N.A.
515 S. Flower Street, Suite 2700
Los Angeles, California 90071-2291

          Pursuant to the Meridian Point Realty Trust '83 Indemnity Trust Agreement dated as of ________________, 1998 (the "Agreement"), I hereby request withdrawal of $__________ from the Trust by check payable to __________________ connection with this request, hereby certify as follows:

          1.        I am identified as an Agent under the Agreement.

          2. I have incurred Expenses in the amount of $__________ consisting of ________________ for which I believe in good faith I am entitled to an advance pursuant to the Declaration of Trust and/or an Indemnity Agreement.

          3. True and complete copies of the bills for such Expenses are attached hereto.

          For purposes of this request, the terms "Agent", "Declaration of Trust", "Expenses", "Indemnity Agreement" and "Trust" have the meanings given to them in Section 1 of the Agreement.

          IN WITNESS WHEREOF, the undersigned has executed this request as of this _______ day of _____________ ____, and certifies that the foregoing is true and correct.

                                             ----------------------------------
                                                         [Signature]

                                             ----------------------------------
                                                         [Print Name]

                                             ----------------------------------
                                                       [Street Address)

                                             ----------------------------------
                                                   [City, State, Zip Code]

                                   EXHIBIT "E"

                  SCHEDULE OF TRUSTEE COMPENSATION AND EXPENSES
                  ---------------------------------------------

ACCEPTANCE FEE                                                          $500.00
For review and complete analysis of the Agreement and other relevant documents, meetings and conferences with all parties, execution of documents, attendance at the closing by the account officer and authentication and delivery of securities.

ANNUAL ADMINISTRATION FEE                                         $3,500.00
For normal administrative functions as specified in the Agreement, including maintenance of administrative records and duties in connection with security provisions. Any extraordinary services will be charged based on the Trustee's appraisal of the services rendered.

ANNUAL TAX RETURN PREPARATION FEE                                 $  700.00
For the annual preparation of the tax returns of the Trust. This fee shall be paid unless the Company elects to prepare the tax returns of the Trust pursuant to Section 2.5 of the Agreement.

OTHER CHARGES:

Legal Fees                                                        AT COST

Purchase, sale, receipt, delivery, maturity or redemption         $    35.00 per transaction
of securities (investment transactions)

Wire transfers                                                    $    25.00 per wire
                                                                       transfer

Out-of-pocket expenses                                            AT COST
Includes expenses incurred on the Company's behalf such as postage, telephone, insurance, express mail and messenger charges, travel expenses to attend the closing or other meetings, etc.
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